SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market
Series A Cumulative Redeemable Preferred Stock, $.001 Par Value	CHTRP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported, on August 19, 2026, Charter Communications, Inc. (“Charter”) and its subsidiaries completed the transactions (the “Transaction”) contemplated by the Transaction Agreement, dated as of May 16, 2025, by and among Charter, Charter Communications Holdings, LLC and Cox Enterprises, Inc. (“Cox Enterprises”), pursuant to which Charter acquired the commercial fiber and managed IT and cloud services businesses of Cox Communications, LLC (formerly known as Cox Communications, Inc., “Cox Communications”) and Cox Enterprises contributed the residential cable business of Cox Communications to Charter Communications Operating, LLC (“CCO”). In connection with the closing of the Transaction, Charter and its subsidiaries entered into the following supplemental indentures to add certain subsidiaries of Cox Enterprises and Charter as additional guarantors and grant security interests in collateral.

Pursuant to the requirements of the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated as of April 26, 2019 (as amended by Amendment No. 1, dated as of October 24, 2019, as further amended by Amendment No. 2, dated as of May 26, 2022, as further amended by Amendment No. 3, dated as of February 10, 2023, as further amended by Amendment No. 4, dated as of March 23, 2023, as further amended by Amendment No. 5, dated as of December 7, 2023, as further amended by Amendment No. 6, dated as of December 3, 2024, as further amended by Amendment No. 7, dated as of May 6, 2026 and as may be further amended, amended and restated, supplemented, restated or otherwise modified from time to time, the “Charter Credit Agreement”), by and among CCO Holdings, LLC, as holdings, CCO, as borrower, the lenders party thereto and Bank of America, N.A. (“BofA”), as administrative agent, on August 24, 2026, certain Cox entities became guarantors of and granted liens on substantially all of the assets and pledges of equity interest directly owned by them as collateral to secure the obligations under the Charter Credit Agreement by executing, among other things, an assumption agreement with BofA. Such Cox entities have also become guarantors under each of the indentures described below and have granted liens on such assets as collateral to secure the obligations under such indentures. With respect to the Cox Indenture (as defined below), the current guarantors of Charter’s secured debt, including the Charter Credit Agreement, the CCO Indenture (as defined below), the TWC Indenture (as defined below) and the TWCE Indenture (as defined below), have become guarantors of the Cox Indenture and have granted liens on such assets that constitute collateral under Charter’s secured debt to secure the obligations under the Cox Indenture.

As a result, each series of secured notes across the combined Charter and Cox capital structure benefits from the same collateral and obligors, such that the obligations under the notes issued under the CCO Indenture, the TWC Indenture, the TWCE Indenture and the Cox Indenture and the obligations under the Charter Credit Agreement are guaranteed and secured on a pari passu basis.

CCO Thirtieth Supplemental Indenture.

CCO, Charter Communications Operating Capital Corp. (together with CCO, the “Issuers”), the new guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, entered into a Thirtieth Supplemental Indenture, entered into and dated as of August 24, 2026, to the Indenture, dated as of July 23, 2015, as previously supplemented (the “CCO Indenture”), to, among other things, add certain Cox entities as note guarantors. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1 hereto.

Cox Twenty-Third Supplemental Indenture.

Cox Communications, the new guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, entered into a Twenty-Third Supplemental Indenture, entered into and dated as of August 24, 2026, to the Indenture, entered into and dated as of June 27, 1995, as previously supplemented (the “Cox Indenture”), to add certain Charter subsidiaries and Cox entities as note guarantors. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.2 hereto. The Cox Indenture, including supplements thereto, is filed as Exhibits 4.7 through 4.19.

TWC Eleventh Supplemental Indenture.

Time Warner Cable, LLC (“TWC”), the new guarantors party thereto and The Bank of New York Mellon, as trustee, entered into an Eleventh Supplemental Indenture, dated as of August 24, 2026, to the Indenture, entered into and dated as of April 9, 2007, as previously supplemented (the “TWC Indenture”), to, among other things, add certain Cox entities as note guarantors. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.3 hereto.

TWCE Twentieth Supplemental Indenture.

Time Warner Cable Enterprises LLC (“TWCE”), the new guarantors party thereto and The Bank of New York Mellon, as trustee, entered into a Twentieth Supplemental Indenture, entered into and dated as of August 24, 2026, to the Indenture, dated as of April 30, 1992, as previously supplemented (the “TWCE Indenture”), to, among other things, add certain Cox entities as additional guarantors. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.4 hereto.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference. In connection with the Transaction, certain Cox entities have guaranteed the outstanding notes issued under the CCO Indenture, the TWC Indenture and the TWCE Indenture, and certain Charter subsidiaries and Cox entities have guaranteed the obligations of Cox Communications under the Cox Indenture and granted security interests in collateral for the benefit of holders, in each case as described in Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
4.1	Thirtieth Supplemental Indenture, dated as of August 24, 2026, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.2	Twenty-Third Supplemental Indenture, dated as of August 24, 2026, among Cox Communications, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.3	Eleventh Supplemental Indenture, dated as of August 24, 2026, among Time Warner Cable, LLC, the guarantors named therein and The Bank of New York Mellon, as trustee.

4.4	Twentieth Supplemental Indenture, dated as of August 24, 2026, among Time Warner Cable Enterprises LLC, the guarantors named therein and The Bank of New York Mellon, as trustee.

4.5	Indenture, dated as of June 27, 1995, among Cox Communications, Inc. and The Bank of New York as Trustee.

4.6	Officer’s Certificate of Cox Communications, Inc., dated as of July 27, 1998.

4.7	Eighth Supplemental Indenture, dated as of December 1, 2006, among Cox Communications, Inc. as Issuer and The Bank of New York Trust Company, N.A. as Trustee.

4.8	Ninth Supplemental Indenture, dated as of June 5, 2008, among Cox Communications, Inc. as Issuer and The Bank of New York Trust Company, N.A. as Trustee.

Exhibit Number	Description
4.9	Eleventh Supplemental Indenture, dated as of February 20, 2009, among Cox Communications, Inc. as Issuer and The Bank of New York Trust Company, N.A. as Trustee.

4.10	Twelfth Supplemental Indenture, dated as of November 29, 2012, among Cox Communications, Inc. as Issuer and The Bank of New York Trust Company, N.A. as Trustee.

4.11	Thirteenth Supplemental Indenture, dated as of May 1, 2013, among Cox Communications, Inc. as Issuer and The Bank of New York Trust Company, N.A. as Trustee.

4.12	Fourteenth Supplemental Indenture, dated as of December 8, 2014, among Cox Communications, Inc. as Issuer and The Bank of New York Trust Company, N.A. as Trustee.

4.13	Fifteenth Supplemental Indenture, dated as of September 13, 2016, among Cox Communications, Inc. as Issuer and The Bank of New York Trust Company, N.A. as Trustee.

4.14	Sixteenth Supplemental Indenture, dated as of August 7, 2017, among Cox Communications, Inc. as Issuer and The Bank of New York Trust Company, N.A. as Trustee.

4.15	Eighteenth Supplemental Indenture, dated as of September 17, 2020, among Cox Communications, Inc. as Issuer, Cox Enterprises, Inc. as Guarantor and The Bank of New York Trust Company, N.A. as Trustee.

4.16	Nineteenth Supplemental Indenture, dated as of June 2, 2021, among Cox Communications, Inc. as Issuer, Cox Enterprises, Inc. as Guarantor and The Bank of New York Trust Company, N.A. as Trustee.

4.17	Twentieth Supplemental Indenture, dated as of June 20, 2023, among Cox Communications, Inc. as Issuer, Cox Enterprises, Inc. as Guarantor and The Bank of New York Trust Company, N.A. as Trustee.

4.18	Twenty-First Supplemental Indenture, dated as of January 19, 2024, among Cox Communications, Inc. as Issuer, Cox Enterprises, Inc. as Guarantor and The Bank of New York Trust Company, N.A. as Trustee.

4.19	Twenty-Second Supplemental Indenture, dated as of August 20, 2024, among Cox Communications, Inc. as Issuer, Cox Enterprises, Inc. as Guarantor and The Bank of New York Trust Company, N.A. as Trustee.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: August 24, 2026

CCO HOLDINGS, LLC,
Registrant

	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: August 24, 2026

CCO HOLDINGS CAPITAL CORP.,
Registrant

	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: August 24, 2026